UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

E*TRADE Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of principal executive offices and Zip Code)

(646) 521-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE

E*TRADE Financial Corporation (the “Company”) is presenting today at the Sandler O’Neill + Partners Global Exchange and Brokerage Conference. During the presentation, the Company will discuss its Daily Average Revenue Trades (DARTs) for the month of May. For May 2011, the Company reports DARTs of 153,943, a four percent decrease from April and a 22 percent decrease from the year-ago period. The Company intends to issue its standard monthly activity report for May, including loan performance data for the April and May periods, on or about June 15, 2011.

The information appearing in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2011

E*TRADE FINANCIAL CORPORATION

By:	/s/ Karl A. Roessner
Karl A. Roessner Corporate Secretary